UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 11, 2008

Willow Financial Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-49706	80-0034942
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

170 South Warner Road, Wayne, Pennsylvania		19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 995-1700

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 14, 2008, Willow Financial Bancorp, Inc. (the "Company") received an additional Nasdaq Staff Determination notice from The Nasdaq Stock Market LLC stating that the Company is not in compliance with the Nasdaq requirements for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(14).  The basis for the February 14th notice is the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended December 31, 2007.  As previously announced, the Company initially was subject to a similar delisting notice due to its failure to timely file its Quarterly Report on Form 10-Q for the period ended September 30, 2007.  As discussed below, subsequent to its hearing before a Nasdaq Listing Qualifications Panel (the “Panel”), the Company’s request for continued listing on The Nasdaq Stock Market despite its failure to timely file its September 30, 2007 Form 10-Q was granted subject to certain conditions, including that the Company file that Form 10-Q on or before April 8, 2008.  As indicated in the Company’s press released dated February 21, 2008 announcing the additional Nasdaq Staff Determination notice, the Company has made an additional submission to the Panel requesting additional relief from the listing requirements as it continues its efforts to complete and file its Form 10-Q for the period ended September 30, 2007 on or before the April 8, 2008 compliance date and, thereafter, to complete and file its Form 10-Q for the period ended December 31, 2007.  Pending a decision by the Panel, the Company’s shares will continue to be listed on the Nasdaq Global Select Market.

A copy of the February 21, 2008, press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference thereto.

Item 8.01	Other Information.

On February 11, 2008, the Company issued a press release announcing the declaration of its quarterly dividend and that its request for continued listing on the Nasdaq Global Select Market had been granted, subject to the Company filing its Form 10-Q for the quarter ended September 30, 2007 on or before April 8, 2008 as well as demonstrating compliance with all other requirements for continued listing.

A copy of the February 11, 2008 press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference thereto.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

The following exhibits are included herewith.

Exhibit Number	Description
99.1	Press release dated February 21, 2008
99.2	Press Release dated February 11, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WILLOW FINANCIAL BANCORP, INC.

Date: February 21, 2008	By:	/s/Donna M. Coughey
Donna M. Coughey
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release dated February 21, 2008
99.2	Press Release dated February 11, 2008